CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
Exhibit 10.70

FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE

1000 WEBWARD LLC, a Delaware limited liability company (“Landlord”), and ROCKET MORTGAGE, LLC, a Michigan limited liability company (formerly known as “Quicken Loans, LLC”) (“Tenant”), enter into this Fifth Amendment to Amended and Restated Lease (this “Amendment”) dated December 12, 2022.

R E C I T A L S

A. Landlord and Tenant entered into that certain Amended and Restated Lease dated December 31, 2014 (the “Original Lease”), as amended by that certain First Amendment to Amended and Restated Lease dated as of May 1, 2017 (the “First Amendment”), that certain Second Amendment to Amended and Restated Lease dated as of December 17, 2018 (the “Second Amendment”), that certain letter agreement dated June 30, 2019, between Landlord and Tenant (the “2019 Letter Agreement”), that certain Third Amendment to Amended and Restated Lease, dated as of July 16, 2021 (the “Third Amendment”), and that certain Fourth Amendment to Amended and Restated Lease dated as of July 31, 2022 (the “Fourth Amendment”, and, together with the Original Lease, the First Amendment, the Second Amendment, the 2019 Letter Agreement, and the Third Amendment, the “Lease”) with respect to certain premises (the “Current Premises”) more particularly described therein in the building having a US Postal Service Address and an emergency response address of One Campus Martius, Detroit, Michigan 48226 (the “Building”).

B. Landlord and Tenant desire to further amend the Lease as more particularly set forth herein.

C. Capitalized terms used but not defined herein have the same meaning ascribed to such terms in the Lease.

NOW, THEREFORE, in consideration of the covenants and conditions set forth herein and in the Lease, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby covenant, promise and agree that the Lease is amended as follows:

1.    Recitals. The recital clauses hereinabove set forth are hereby incorporated by reference as though set forth verbatim and at length herein.

2.    Expansion Space.

(a)    Landlord hereby leases to Tenant and Tenant hereby leases from Landlord certain space consisting of approximately 3,166 rentable square feet identified as Suite 140 on the first (1st) floor of the Building, as more particularly shown on Exhibit A attached hereto (the “Fifth Amendment Expansion Premises”), subject to and in accordance with the terms and conditions of this Amendment. Landlord will deliver the Fifth Amendment Expansion Premises to Tenant upon the full execution and delivery of this Amendment. The term of the Lease for the Fifth Amendment Expansion Premises will commence on the date that Landlord delivers the Fifth Amendment Expansion Premises to Tenant (the “Fifth Amendment Expansion Premises Commencement Date”) and shall end on December 31, 2025 (the “Fifth Amendment Expansion Premises Expiration Date”). Therefore, the term of the Lease for the Fifth Amendment Expansion Premises will not be coterminous with the term of the Lease for the Current Premises.

(b)    The parties acknowledge that: (i) during the period commencing on the Fifth Amendment Expansion Premises Commencement Date and continuing through the Monroe Wing Surrender Date (as such term is defined in the Fourth Amendment), the total area of the entire Premises under the Lease will be approximately 537,573 rentable square feet; (ii) during the period after the termination of the Lease with respect to both of the Surrender Spaces (as such term is defined in the Fourth Amendment) and continuing through the Fifth Amendment Expansion Premises Expiration Date, the total area of the entire Premises under the Lease will be approximately 505,535 rentable square feet; and (iii) after the Fifth Amendment Expansion Premises Expiration Date, the total area of the entire Premises under the Lease will be approximately 502,369 rentable square feet.

3.    Basic Rental.

(a)    Tenant shall continue to pay Basic Rental for the Current Premises in the same manner and amounts as set forth in the Lease.

(b)    Upon the Fifth Amendment Expansion Premises Commencement Date, Tenant shall commence paying Basic Rental for the Fifth Amendment Expansion Premises as follows, the same to be paid at the same time and in the same manner as the Basic Rental is payable by Tenant to Landlord for the Current Premises under the Lease:

Basic Rental Payment Period	Annual Basic Rental Per Square Foot	Annual Total	Monthly Basic Rental
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
*Annualized amount.

(c)    After the Fifth Amendment Expansion Premises Commencement Date has been determined, Tenant shall, upon request, execute and deliver to Landlord a letter of acceptance of delivery of the Fifth Amendment Expansion Premises, which shall also set forth a schedule of Basic Rental for the Fifth Amendment Expansion Premises (which shall include the exact dates of all escalations in Basic Rental for the Fifth Amendment Expansion Premises), and shall contain such other information pertaining to the Fifth Amendment Expansion Premises as Landlord may reasonably request.

4.    Additional Rent.

(a)    Tenant shall continue to pay all additional rent and other charges set forth in the Lease for the Current Premises (including, without limitation, Tenant's Share for the Infill Premises of Excess Expenses over the Infill Premises Base Expenses, Tenant's Share for

FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

the Infill Premises of Excess Taxes over the Infill Premises Base Taxes, Tenant's Share for the Existing Premises of Excess Expenses over the Existing Premises Base Expenses, Tenant's Share for the Existing Premises of Excess Taxes over the Existing Premises Base Taxes, and the Security Fee) throughout the Term in the same manner as set forth in the Lease. Nothing contained in this Amendment shall in any way modify or amend any such amounts payable for the Current Premises.

(b)    Upon the Fifth Amendment Expansion Premises Commencement Date, Tenant shall commence paying additional rent and other charges set forth in the Lease (including, without limitation, Tenant’s Share of Excess Expenses and Excess Taxes) for the Fifth Amendment Expansion Premises in the same manner as set forth in the Lease, except as set forth below. Notwithstanding the foregoing, with respect to only the Fifth Amendment Expansion Premises: (i) Base Expenses as defined in Lease Section 1(i) shall mean the actual Expenses for the 2022 calendar year that are paid or incurred by Landlord (the “Fifth Amendment Expansion Premises Base Expenses”); (ii) Base Taxes as defined in Lease Section 1(j) shall mean the Taxes for the 2022 calendar year (the 2022 Summer Taxes due July 1st and the 2022 Winter Taxes due December 1st) which are due, owing and paid by Landlord (the “Fifth Amendment Expansion Premises Base Taxes”); (iii) Tenant's Share as described in Lease Sections 1(k) and 5(a)(vii) shall mean 0.33 percent (0.33%); (iv) Excess Expenses shall mean the total dollar increase in Expenses, if any, which are paid or incurred by Landlord in the respective calendar year, over the Fifth Amendment Expansion Premises Base Expenses; and (v) Excess Taxes shall mean the total dollar increase in Taxes, if any, which are paid by Landlord with respect to the applicable calendar year, over the Fifth Amendment Expansion Premises Base Taxes.

(c)    For purposes of Landlord’s allocation obligations as to Expenses and Taxes under Paragraph 6(c) of the Third Amendment, the Fifth Amendment Expansion Premises is part of the Original Office Building.

(d)    Notwithstanding anything to the contrary in this Amendment, for purposes of calculating amounts due as Tenant's Share of Excess Expenses with respect to the Fifth Amendment Expansion Premises, the Controllable Expenses (as hereinafter defined) allocated to the Original Office Building for any calendar year following calendar year 2022 shall not exceed the Cap (as hereinafter defined) on a cumulative basis. The “Cap” for the calendar year 2023 shall be [***] of the Controllable Expenses allocated to the Original Office Building for calendar year 2022, and the Cap for each calendar year thereafter shall be [***] of the Cap for the highest amount of Controllable Expenses included in Expenses and allocated to the Original Office Building for any preceding calendar year of the Term. The term “Controllable Expenses” shall mean all Expenses allocated to the Original Office Building other than those Expenses attributable to snow and ice removal and salting, landscaping, utilities, taxes, insurance, security, costs subject to government regulation (such as minimum wages), and all costs incurred to comply with new or revised federal or state laws, municipal or county ordinances or codes or regulations promulgated under any of the same.

5.    Security Fee. In addition to the amounts set forth above, upon the Fifth Amendment Expansion Premises Commencement Date, Tenant shall commence paying for the Fifth Amendment Expansion Premises a monthly fee for security services to be provided in accordance with Exhibit G of the Lease, which fee shall be paid in the same

FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

manner and at the same time as Tenant pays Basic Rental. Such monthly fee shall be calculated by multiplying the rentable square footage of the Fifth Amendment Expansion Premises by the per rentable square foot per annum Security Fee then payable by Tenant with respect to the space described in the Lease as the Existing Premises (as such rate may escalate from time to time) and dividing the product thereof by twelve (12).

6.    As-ls Condition.

(a)    Tenant shall take possession of the Fifth Amendment Expansion Premises in its “AS IS” condition with no work of any kind whatsoever to be performed by Landlord in the Fifth Amendment Expansion Premises. Tenant shall be responsible for any desired alterations to the Fifth Amendment Expansion Premises and such alterations shall be at Tenant’s sole cost and expense. Tenant shall be responsible, at its sole cost and expense, for furnishing the Fifth Amendment Expansion Premises with furniture, fixtures and equipment necessary or desirable for Tenant to operate its business from the Fifth Amendment Expansion Premises. At Tenant’s sole cost and expense, Tenant shall provide all work of whatsoever nature which is required for the construction and operation of the Fifth Amendment Expansion Premises pursuant to Section 8 of the Original Lease (the “Fifth Amendment Tenant’s Work”).

(b)    In consideration of Tenant performing the Fifth Amendment Tenant’s Work and provided that Tenant is not in default under the Lease (beyond all applicable notice and grace and/or cure periods set forth therein), Tenant shall be entitled to a tenant improvement allowance for improvement costs actually incurred by Tenant up to [***] pursuant to the terms of this Paragraph 6 (the “Fifth Amendment Tenant Improvement Allowance”).

(c)    The Fifth Amendment Tenant Improvement Allowance shall be paid to Tenant (to the extent necessary to reimburse Tenant for the costs incurred by Tenant to perform the Fifth Amendment Tenant’s Work) within thirty (30) days after the Fifth Amendment Tenant’s Work is Substantially Complete (as defined below) and Landlord has received the Fifth Amendment Payment Request (as defined below) and all Fifth Amendment Improvement Documentation (as defined below). After the Fifth Amendment Tenant’s Work is Substantially Complete, Tenant will submit to Landlord a request in writing (the “Fifth Amendment Payment Request”) for the Fifth Amendment Tenant Improvement Allowance, which written request shall include: (i) a breakdown of Tenant's final and total construction costs, together with receipted invoices showing payment thereof, (ii) a certified, written statement from Tenant's designer, if any, that all of the Fifth Amendment Tenant’s Work has been completed in accordance with the approved plans therefor, (iii) all supporting final lien waivers and releases executed by Tenant's designer, if any, and the general contractor and all subcontractors and suppliers, if any, in connection with the Fifth Amendment Tenant’s Work, and (iv) a copy of the application for a certificate of occupancy, temporary or permanent, or an amended certificate of occupancy required with respect to the Fifth Amendment Expansion Premises, together with all licenses, certificates, permits and other governmental authorizations necessary in connection with the Fifth Amendment Tenant’s Work and operation of Tenant's business from the Fifth Amendment Expansion Premises, if any (collectively, the “Fifth Amendment Improvement Documentation”). Upon Landlord's receipt of the Fifth Amendment Improvement Documentation, Landlord shall pay the applicable portion of the Fifth

FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

Amendment Tenant Improvement Allowance to Tenant within thirty (30) days thereafter, unless Landlord notifies Tenant, in writing, of its rejection (and reason therefor) of any or all of the Fifth Amendment Payment Request, and if so, upon reasonable satisfaction of the objections, Landlord shall pay any remaining portion of the Fifth Amendment Tenant Improvement Allowance due to Tenant within ten (10) business days thereafter. The Fifth Amendment Tenant’s Work shall be deemed “Substantially Complete” for purposes of this Amendment when Tenant has received a certificate of occupancy or temporary certificate of occupancy from, or is otherwise permitted to use the Fifth Amendment Expansion Premises by, the local governmental authorities.

(d)    Notwithstanding any other provisions of this Paragraph 6 to the contrary, Tenant shall not be obligated to make any improvements to the Current Premises or the Fifth Amendment Expansion Premises other than those encompassed within the Fifth Amendment Tenant's Work. Tenant shall be solely responsible for the cost of all improvements to or for the Fifth Amendment Expansion Premises that exceed the Fifth Amendment Tenant Improvement Allowance. Notwithstanding anything contained herein to the contrary, the Fifth Amendment Tenant Improvement Allowance shall not be applied to the costs of any improvements to or for any portion of the Premises other than the Fifth Amendment Expansion Premises. Notwithstanding anything contained to the contrary in this Amendment, if after twelve (12) months after the Fifth Amendment Expansion Premises Commencement Date, Tenant has not utilized all or any portion of the Fifth Amendment Tenant Improvement Allowance, the remaining balance of the Fifth Amendment Tenant Improvement Allowance shall be applied as credit towards Tenant's rent under the Lease, as amended by this Amendment.

7.    Parking. Notwithstanding anything contained in the Lease to the contrary: (a) Tenant shall not be granted the right to use any additional parking spaces in connection with its lease of the Fifth Amendment Expansion Premises; and (b) the rentable square footage of the Fifth Amendment Expansion Premises shall not be considered or taken into account in calculating the number of parking spaces to which Tenant is entitled under the Lease.

8.    Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Broker”), whose commission, if any, shall be paid by Landlord pursuant to a separate written agreement between Landlord and Broker. If either party breaches the foregoing representation and warranty it shall indemnify the other party against all costs, expenses, reasonable attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the breaching party.

9.    Ratification. Tenant and Landlord each hereby ratify and confirm its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and Tenant does not have any existing claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

10.    Binding Effect; Conflicts; Governing Law; Venue; Captions. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located. The parties consent to the exclusive jurisdiction of the courts (state and federal) located within the City of Detroit and County of Wayne in the State of Michigan in connection with any dispute arising hereunder. The captions and headings used throughout this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

11.    Counterparts. This Amendment may be executed in any number of counterparts and may be signed and/or transmitted by facsimile, electronic mail of a .pdf document, or electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. The parties further consent and agree that (a) to the extent a party signs this Amendment using electronic signature technology, by clicking “SIGN” (or similar election), such party is signing this Amendment electronically, and (b) the electronic signature(s) appearing on this Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures. Each of Landlord and Tenant intends to be bound by electronically generated signatures and/or by signature(s) on the facsimile or electronically imaged document, is aware that the other party will rely on such signature(s), and hereby waives any defenses to the enforcement of the terms of this Amendment based on the form of signature(s).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES APPEAR ON FOLLOWING PAGE]

FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

[SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE BETWEEN 1000 WEBWARD LLC AND ROCKET MORTGAGE, LLC]

The parties hereto have executed this Fifth Amendment to Amended and Restated Lease as of the date first set forth above.
“LANDLORD”

1000 WEBWARD LLC,
a Delaware limited liability company

By: /s/ Kofi Bonner

Name: Kofi Bonner

Its: Authorized Representative

“TENANT”

ROCKET MORTGAGE, LLC,
a Michigan limited liability company

By: /s/ Amy Bishop

Name: Amy Bishop

Its:     General Counsel, Executive Vice     President & Secretary

FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC

EXHIBIT A

FIFTH AMENDMENT EXPANSION PREMISES

"A"

FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE – 1000 WEBWARD LLC – ROCKET MORTGAGE, LLC